Note 9 - Receivables Purchase Program	12 Months Ended
Mar. 31, 2026
Notes to Financial Statements
Receivables Purchase Program [Text Block]

9. Receivables Purchase Program

On August 12, 2025, the Company entered into a receivables purchase agreement (the “RPA”) with Wells Fargo Bank, N.A. to sell certain accounts receivable at a discount in exchange for cash (the “Program”). The discount is based upon SOFR plus 1.00%. The RPA has an outstanding purchase limit of $50.0 million and can be terminated by either party with 30 days’ notice. The Company has no retained ownership interest in the transferred receivables; however, under the RPA, the Company does have collection and administrative responsibilities in its role as servicer of the receivables. The Program is used by the Company to manage liquidity and provide working capital flexibility in a cost-effective manner.

Receivables transferred under the Program result in the amounts being derecognized from the Company’s Consolidated Balance Sheet. The proceeds received by the Company are included in cash flows from operating activities on the Consolidated Statement of Cash Flows. The discount incurred is recorded as part of other operating income, net on the Consolidated Statement of Net Earnings.

The Company sold $5.6 million of receivables under the Program during fiscal year 2026. The Company received proceeds of $5.6 million, which is net of a nominal discount. All amounts collected as of March 31, 2026 by Seneca in its role as servicer were remitted to Wells Fargo Bank, N.A. The outstanding balance of receivables derecognized from the Company's Consolidated Balance Sheet at March 31, 2026, but which the Company continues to service, related to the Program was $4.0 million. The amount available under the Program was $46.0 million as of March 31, 2026.